UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2008

Vision Acquisition II, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52732	16-1779003
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Vision Capital Advisors, LLC 20 West 55th Street, 5th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 849-8225
(Registrant’s telephone number, including area code)
None
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 2, 2008, in connection with the sale of shares (the “Shares”) of its common stock, par value $.0001 per share (the “Common Stock”) to certain investors (the “Investors”), as described under Item 3.02 set forth below, Vision Acquisition II, Inc. (the “Company”) offered certain registration rights to the Investors in the Offering (as defined below), pursuant to the terms and conditions contained in that certain registration rights agreement, a copy of which is attached hereto as Exhibit 10.1 (the “Registration Rights Agreement”).

Pursuant to the Registration Rights Agreement, within 30 days following the closing of a merger or other business combination with an operating business (“Merger”) or any other event pursuant to which the Company ceases to be a “shell company,” as defined by Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a “blank check company,” as defined by the Securities and Exchange Commission (the “SEC”) in Rule 3a51-1 under the Exchange Act (an “Event”), the Company is required to file with the SEC a registration statement on Form S-1 (or another available form) (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), covering the resale of the Shares. The Company shall use its best efforts to cause the Registration Statement to be declared effective by the SEC on or before the earlier of (1) 150 days following the Event or the closing of a Merger, as applicable, or if the Registration Statement is subject to review and comment from the SEC, 180 days following the Event or the closing of a Merger, as applicable, or (2) five trading days following the date on which we are notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review.

Additionally, if the Company at any time proposes to effect a registration of any of its securities pursuant to and in accordance with the provisions of the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both, the Company is required to cause all the Shares not previously included on the Registration Statement to be included in the securities to be covered by the registration statement proposed to be filed by the Company, to the extent requisite to permit the sale or other disposition by the holder of the Shares on the same terms and conditions as the other shares of Common Stock included in such registration statement. Further, the Company is required to automatically include in such registration statement all shares of Common Stock held by the Investors for resale and offer on a continuous basis pursuant to Rule 415; provided, however, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company will be relieved of its obligation to register any shares of Common Stock in connection with such registration, (ii) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of shares of Common Stock for the same period as the delay in registering such other securities, (iii) each Investor is subject to confidentiality obligations with respect to any information gained in this process or any other material non-public information he, she or it obtains, (iv) each Investor is subject to all applicable laws relating to insider trading or similar restrictions, and (v) if all of the shares of Common Stock of the Investors cannot be so included due to certain comments from the SEC, then the Company may reduce the number of each Investors’ shares of Common Stock covered by such registration statement to the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415.

The stockholders shall be entitled to include all shares of Common Stock for resale in the registration statement filed by the Company in connection with a public offering of equity securities by the Company, pursuant to Rule 415, so long as (1) such shares shall not be included as part of the underwritten offering of primary shares by the Company, unless the Company and underwriter agree to allow the inclusion of such shares of Common Stock as part of the underwritten offering and, in such event, the stockholders elect to include the shares of Common Stock in the underwriting subject to an allocation among all stockholders of registration rights in the manner set forth in the Registration Rights Agreement, (2) the underwriter approves the inclusion of such shares of Common Stock in such registration statement, subject to customary underwriter cutbacks applicable to all stockholders of registration rights, (3) the stockholders shall enter into the underwriters’ form of lockup agreement as and to the extent requested by the underwriters, which may require that all of the shares of Common Stock held by the stockholders not be sold or otherwise transferred without the consent of the underwriters for a period not to exceed 180 days from the closing of the offering contemplated by the registration statement, and (4) if all of the shares of Common Stock of the stockholders cannot be so included due to certain comments from the SEC, then the Company may reduce the number of each stockholders’ shares of Common Stock covered by such registration statement to the maximum number which would enable the Company to conduct such offering in accordance with the provisions of Rule 415. The Company shall cause any such Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall keep such Registration Statement continuously effective under the Securities Act during the effectiveness period. By 5:00 p.m. (New York City time) on the business day immediately following the effective date of such Registration Statement, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule).

The Registration Rights Agreement contains a cut-back provision, whereby, in the event all of the all of the shares of Common Stock held by the Investors cannot be included in a registration statement due to certain comments by the SEC, then the Company, unless otherwise prohibited by the SEC, shall cause the shares of Common Stock of the Investors to be included in such registration statement to be reduced pro rata based on the number of shares of Common Stock held by all holders of registration rights.

The Registration Rights Agreement shall terminate on such date that is the earlier of (i) the date on which the sale of all shares of Common Stock of the Investors pursuant to the Registration Statement is completed, and (ii) the date on which all shares of Common Stock become publicly traded and freely tradable without volume restrictions pursuant to Rule 144.

Pursuant to the Registration Rights Agreement, Antti William Uusiheimala, the Company’s President, has been appointed as Attorney-in-Fact to approve any changes in the registration rights of the Shares provided thereunder.

The description of the terms and conditions of the Registration Rights Agreement is a summary and is qualified in its entirety by the provisions of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 3.02 Unregistered Sales of Equity Securities.

On May 2, 2008, the Company sold 400,000 shares of Common Stock for aggregate proceeds equal to $8,000 in a private placement offering to accredited investors. The Company sold these shares of Common Stock under the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are filed as part of this report:

Exhibit Number	Description

10.1	Registration Rights Agreement dated May 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION ACQUISITION II, INC.

Date: May 2, 2008	By:	/s/ Antti William Uusiheimala
Antti William Uusiheimala
President